DEMAND NOTE

         FOR VALUE RECEIVED, Cheung Laboratories, Inc. (the "Borrower") hereby ratifies and confirms its promise of October 2, 1990 to pay to the order of Ada Lam (the "Holder") the sum of TWENTY-EIGHT THOUSAND FIVE HUNDRED AND TWO DOLLARS ($3,000.00), together with interest thereon at the rate of 12% per annum on the unpaid balance, on demand.
         In the event of default, the Borrower shall pay all reasonable attorney's fees and costs necessary for the collection of this obligation.
         The effective date of this Demand Note is October 2, 1990.
         IN WITNESS WHEREOF, the undersigned has ratified the above-described obligation on this 9th day of December, 1996.

                                                     CHEUNG LABORATORIES, INC.

                                                By: ___________________________
                                                     Verle D. Blaha, President



318350.002(B&F)                                                         12/10/96
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